UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process — Income Builder	2

Portfolio Management Discussion and Performance Summary — Income Builder	3

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	15

Schedules of Investments	25

Financial Statements	38

Financial Highlights	42

Notes to Financial Statements	46

Report of the Independent Registered Public Accounting Firm	64

Other Information	65

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Income Builder Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks), and seeks to provide capital appreciation primarily through equity investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend paying U.S. and foreign companies with market capitalizations of at least $ 500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -0.70%, -1.44%, -0.25% and -0.45%, respectively. These returns compare to the 0.53% and -0.60% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.63% compared to the -1.91% and -1.11% cumulative total returns of the Russell Index and the BofA Merrill Lynch Index, respectively.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	The U.S. stock market advanced during the Reporting Period, as the U.S. economy generally withstood global economic weakness. U.S. equities started the Reporting Period strongly, generating relatively robust returns into the end of 2014, benefiting from the improvement of the U.S. economy compared to those of most other developed markets countries. U.S. stock performance was also supported by significant merger and acquisition activity, which continued into 2015 and through the end of the Reporting Period, particularly in the information technology and health care sectors. Although the U.S. economy encountered a weak patch during the first quarter of 2015, it rebounded in the second calendar quarter, expanding at a 3.7% rate. Increased global equity market volatility during the summer of 2015 drove a retreat in U.S. equity returns, but they recovered in October 2015 on easing concerns about global economic growth and indications of continued monetary easing by central banks. Throughout the Reporting Period, market participants speculated about the timing of a potential short-term interest rate hike by the Federal Reserve (the “Fed”). However, the Fed left rates unchanged during the Reporting Period.

Within the U.S. fixed income markets, spread (or non-Treasury) sectors retreated during the first two months of the Reporting Period, as falling oil prices heightened market volatility and sparked a flight to quality. U.S. economic conditions improved, but weaker economic data in the Eurozone and Japan led to additional monetary easing by the European Central Bank (“ECB”) and the Bank of Japan. In the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. central bank considered raising short-term interest rates, global monetary policy easing intensified, with the ECB announcing a quantitative easing program and approximately 25 other central banks around the world also easing monetary policy. The U.S. dollar, which appreciated for a third consecutive quarter, contributed to tighter financial conditions in the U.S. During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt ended the quarter roughly where they began, while investment grade corporate bonds recorded a decline. U.S. Treasury yields rose amid significant volatility during May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. In the third quarter of 2015, spread sectors trailed U.S. Treasuries, as the outlook for the global economy grew cloudy. Investors

PORTFOLIO RESULTS

focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and other commodities prices dropped to new lows, partly because of falling demand from China. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened, and emerging markets economies broadly weakened. In October 2015, spread sectors performed well, as investment grade and high yield corporate bond spreads (or yield differentials versus U.S. Treasuries of comparable maturity) tightened. The Fed’s statement following its October 2015 policy meeting was more hawkish than expected, which — combined with robust labor market data — drove speculation about a potential Fed rate hike in December 2015.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested approximately 44% in equities and 52% in fixed income, with the balance in cash and cash equivalents. While we continued to believe earnings growth could potentially drive equities higher, we moved the Fund to an underweight position in equities in the second quarter of 2015 based on our relative valuation concerns and volatility expectations. During August 2015, after indiscriminate selling in parts of the U.S. equity market created what we considered to be attractive risk/reward opportunities in certain sectors, we shifted the Fund toward a more neutral position in equities relative to its baseline allocation. At the end of the Reporting Period, the Fund was invested approximately 39% in equities and 55% in fixed income, with the balance in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares provided attractive 12-month distribution rates of 4.17%, 3.47%, 4.49%, 4.35% and 4.61%, respectively. As of October 31, 2015, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, IR and R6 Shares were 3.82%, 3.30%, 4.45%, 4.30% and 4.38%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s underweight position in the energy sector and its overweight positions in the consumer discretionary and financials sectors contributed positively to its performance relative to the Russell Index. The Fund’s underweight positions in the information technology, consumer staples and industrials sectors detracted from relative returns.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most relative to the Russell Index from its positions in General Electric, Altera and Pfizer.

Shares of General Electric (“GE”) rose in April 2015 after the industrial conglomerate confirmed its plans to sell most of its GE Capital assets to Blackstone. Investors seemed to favor the sale, in our view, because it would reduce the size of GE’s financial businesses and allow the company to focus on growing its industrial businesses. In July 2015, GE stock rallied on news of better than expected second quarter 2015 earnings. These results were driven by an improvement in

PORTFOLIO RESULTS

operating margins, which helped the company overcome macroeconomic headwinds, including low oil prices, slowing economic growth in China and a stronger U.S. dollar. In addition, the company’s industrial orders grew by approximately 8% during the second calendar quarter, supported by strength in GE’s aviation and power and water businesses. The company also reached separate agreements to sell its tank car fleet assets and its railcar facilities as well as its remaining railcar leasing business. In October 2015, GE stock responded positively to the announcement that the company would spin off its majority stake in Synchrony Financial to existing shareholders. We think the divestiture of Synchrony Financial is an important milestone for GE, as the company continues to divest non-core assets, refocus on its industrial roots and return capital to shareholders. In our view, the divestiture of Synchrony Financial is a positive development and could reassure investors that GE is executing successfully on its restructuring initiatives. At the end of the Reporting Period, we believed GE’s margin outlook was positive, and we saw the potential for the company to exceed its current restructuring savings goal. During the Reporting Period, we trimmed the Fund’s position in GE but it continued to be a top holding.

Altera, a manufacturer of programmable logic devices, performed well during the Reporting Period, with its shares rallying in March 2015 following a report in The Wall Street Journal that Intel was in talks to buy the company. In September 2015, Intel’s $16.7 billion takeover offer of Altera was cleared by the U.S. Department of Justice, and it was subsequently approved by European Union regulators in October 2015. At the end of the Reporting Period, the deal still required regulatory approval from China. Because of the stock’s strong performance, we sold the Fund’s position in Altera at the beginning of June 2015.

Pfizer’s strong performance during the Reporting Period stems largely from a number of strategic acquisitions. Its shares rose after the pharmaceutical company announced in early February 2015 that it planned to acquire Hospira, a leading provider of injectable drugs and infusion technologies. This announcement was viewed favorably by the market, and Pfizer expects the deal to be accretive to earnings. A $5 billion share repurchase, initiated in February 2015, was also received positively by investors. During the Reporting Period, we trimmed the size of the Fund’s position in Pfizer.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	The largest detractors from the Fund’s relative performance during the Reporting Period were Viacom, Targa Resources Partners LP and Energy Transfer Partners LP.

Viacom reported weaker than expected revenue in its third fiscal quarter, driven by foreign exchange headwinds, slow U.S. advertising growth and a large loss in its filmed entertainment segment. At the same time, the mass media company reported earnings per share that were only in line with market expectations. The market reaction was mostly negative, as analysts focused on Viacom’s weak U.S. ratings as well as on secular headwinds, including uncertainty about the future of channel bundling and a changing industry landscape that could pose a long-term threat to affiliate fees. Viacom’s stock was also pressured by consolidation among content distributors and concern about the signing of new affiliate agreements. During the Reporting Period, we increased the Fund’s position in Viacom, seeking to take advantage of share price weakness, based on our confidence in the company’s management team.

Targa Resources Partners LP (“NGLS”) is a master limited partnership engaged in the business of gathering, processing, transporting, storage and sale of natural gas and natural gas liquids. While lower commodity prices dampened sentiment for NGLS during the Reporting Period, we remained positive on its distribution growth outlook, which should be driven, in our view, by infrastructure growth from the master limited partnership’s leading positions in natural gas liquids in the Permian and Bakken shales as well as by its presence on the U.S. Gulf Coast. Nevertheless, we decreased the Fund’s position in the company during the Reporting Period.

Lower commodity prices also weighed on the common units of Energy Transfer Partners LP (“ETP”) during the Reporting Period. ETP owns and operates a diversified portfolio of primarily midstream* energy assets. It operates through five segments: intrastate transportation and storage; interstate transportation; midstream; natural gas liquids transportation and services; and retail marketing. We reduced the Fund’s position in ETP during the Reporting Period.

*The	midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Johnson & Johnson, a U.S.-based medical device, pharmaceutical and consumer packaged goods manufacturer. We believe the company is well positioned within the pharmaceutical industry because of what we consider to be its attractive valuation and its potential for beneficial future acquisitions. We also believe its management team is committed to generating revenue growth and creating shareholder value.

The Fund purchased shares of Intel based on our belief that the semiconductor maker has attractive valuations and that the semiconductor growth cycle is nearing a bottom. Intel maintains an active guidance policy; that is, if anything changes, management notifies the market immediately. In the first half of 2015, channel inventory was drained, which may imply an improving outlook for personal computers. (Channel inventory is the amount of inventory that is in the process of being made available for delivery to the end customer.) Compared to Intel’s competitors, the company trades at a slightly lower price/earnings multiple and offers a higher dividend.

During the Reporting Period, the Fund sold its position in Verizon Communications. Although there were no fundamental changes that altered our investment thesis, we found other opportunities within the telecommunication company’s peer group relatively more compelling on a valuation basis. As such, we decided to exit the position and reallocate the capital to names we viewed more favorably.

We eliminated the Fund’s investment in ConAgra Foods, a North American food company during the Reporting Period. Its shares gained sharply near the end of the second quarter of 2015 on news that activist investor JANA Partners had acquired a large position in the company and intended to nominate three new members to the board of directors. As a result, on the last day of the second calendar quarter, ConAgra Foods outlined a new strategic direction that would result in the company’s exit from its private label business, which has been a drag on its earnings since 2012. We exited the Fund’s position in ConAgra Foods during September 2015, as uncertainty surrounding the pricing of the company’s private label business seemed to increase. We reallocated the proceeds to names that, in our view, had more attractive risk/reward profiles.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from overweight positions to underweight positions relative to the Russell Index in the energy and information technology sectors. We moved the Fund from an underweight position in the health care sector to an overweight position compared to the Russell Index, subsequently shifting it to a neutral position by the end of the Reporting Period. In addition, we increased the size of the Fund’s overweights in financials, telecommunication services and consumer discretionary. By the end of the Reporting Period, we had moved the Fund to a neutral position relative to the Russell Index in the consumer discretionary sector. We decreased the size of the Fund’s underweights in the consumer staples, utilities and industrials sectors. Also, we shifted the Fund from an underweight position in materials to a relatively neutrally weighted position compared to the Russell Index. At the end of the Reporting Period, the Fund was overweight the financials and telecommunication services sectors, and it was underweight the information technology, consumer staples, industrials and energy sectors relative to the Russell Index. Compared to the Russell Index, the Fund was relatively neutrally weighted in the materials, consumer discretionary, health care and utilities sectors.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund benefited from its exposure to high yield corporate bonds in the consumer non-cyclical, communications and commercial services industries. It was hurt by its exposure to energy-related high yield corporate bonds. Its bias toward lower credit quality issues also dampened its performance versus the BofA Merrill Lynch Index.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning detracted from performance. More specifically, the Fund was hampered by its short duration bias relative to the BofA Merrill Lynch Index, as 10-year U.S. Treasury yields fell during the Reporting Period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PORTFOLIO RESULTS

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we selectively increased the Fund’s exposure to the consumer discretionary sector. We also increased the Fund’s exposure to bank loans, as we saw good value in the asset class as well as lower volatility during periods when high yield corporate bonds were weak.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Income Builder Team did not use derivatives as part of its active management strategy within the Fund’s equity allocation. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the performance of the Fund’s fixed income allocation during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective August 31, 2015, Matthew Armas no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Ron Arons, Andrew Braun, David Beers and Lale Topcuoglu.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team was positive about the direction of the U.S. equity markets, though we remained cognizant of potential headwinds, such as the risk of a global economic slowdown or unanticipated changes in global monetary policy. Overall, we continue to see further upside potential for U.S. stocks should the U.S. economy continue to expand and earnings growth continue to drive performance going forward. In our view, the U.S. economy is likely to benefit from increased consumption due to a more confident consumer and lower energy prices. We also believe improvements in U.S. economic fundamentals could lead companies to invest in future growth — by increasing capital expenditures, research and development, and hiring as well as through merger and acquisition activity—instead of keeping excess cash on their balance sheets. At the end of the Reporting Period, we considered equity valuations fair given the positive U.S. macro environment and relatively inexpensive compared to fixed income. Overall, we favored consumer-oriented stocks that we believe are well-positioned to benefit from continued economic recovery as well as secular growers — including technology stocks that may benefit from the proliferation of smart phones, cloud computing, data storage and infrastructure spending. We were positive at the end of the Reporting Period about banks and insurance companies, which, in our view, pay sustainable dividends, maintain healthy balance sheets and may benefit from a rise in interest rates. At the same time, we were cautious on interest rate-sensitive areas of the market that may have limited growth opportunities.

In terms of fixed income at the end of the Reporting Period, the Income Builder Team continued to favor high yield corporate bonds over investment grade corporate bonds, largely because we considered U.S. corporate fundamentals healthy, especially in industries not hurt by low commodity prices. Indeed, in our view, the impact of falling commodity prices is less certain or could be a potential benefit for nearly 80% of the high yield corporate bond market, including consumer, communications, electric utilities, food and real estate-related industries. In addition, we note that many high yield corporate bond issuers are experiencing moderate earnings growth, are focusing on cost controls and are maintaining operating margins. At the end of the Reporting Period, we were continuing to increase the Fund’s credit quality by adding to positions in BB-rated credits and reducing exposure to CCC-rated credits. We had also increased the Fund’s exposure to the energy sector, as we believe recent signs of oil price stabilization could bolster energy-related high yield corporate bonds. At the end of the Reporting Period, we favored U.S.-oriented cyclical industries that in our view, are experiencing healthy growth, including consumer-related and real estate-related industries, in addition to defensive industries, such as cable, health care and utilities. We remained cautious about cyclical industries, such as technology and metals/mining, because we consider them more sensitive to global economic growth worries. At the end of the Reporting Period, we saw value in high yield loans, as we believe their yield disadvantage relative to high yield corporate bonds is more than offset by their defensive characteristics.

PORTFOLIO RESULTS

Index Definitions

The Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3 (based on an average of Moody’s Investors Service, S&P Ratings and Fitch Ratings) but caps issuer exposure at 2%. The Index is rebalanced on the last calendar day of the month.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. It is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

FUND BASICS

Income Builder Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014– October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	-0.70%	0.53%	-0.60%
Class C	-1.44	0.53	-0.60
Institutional	-0.25	0.53	-0.60
Class IR	-0.45	0.53	-0.60

July 31, 2015– October 31, 2015
Class R6	-1.63%	-1.91%	-1.11%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

PERFORMANCE REVIEW CONTINUED
November 1, 2014– October 31, 2015	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	4.17%	3.82%	3.70%
Class C	3.47	3.30	3.17
Institutional	4.49	4.45	4.31
Class IR	4.35	4.30	4.16
Class R6	4.61	4.38	4.25

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the U.S. Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.64%	6.57%	5.05%	6.44%	10/12/94
Class C	-6.05	6.98	4.86	3.76	8/15/97
Institutional	-4.01	8.21	6.07	5.00	8/15/97
Class IR	-4.16	8.03	N/A	8.95	8/31/10
Class R6	N/A	N/A	N/A	-5.59	7/31/15

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV or cumulative total returns for periods less than 1 year. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.13%
Class C	1.73	1.88
Institutional	0.58	0.73
Class IR	0.73	0.88
Class R6	0.56	0.71

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/15[8]
Holding	% of Net Assets	Line of Business
General Electric Co.	1.7%	Industrial Conglomerates
JPMorgan Chase & Co.	1.6	Commercial Banks
AT&T, Inc.	1.4	Diversified Telecommunication Services
Pfizer, Inc.	1.2	Pharmaceuticals
Exxon Mobil Corp.	0.9	Oil, Gas & Consumable Fuels
Intel Corp.	0.9	Semiconductors & Semiconductor Equipment
Johnson & Johnson	0.8	Pharmaceuticals
The Boeing Co.	0.8	Aerospace & Defense
Starwood Property Trust, Inc.	0.8	Real Estate Investment Trusts
AllianceBernstein Holding LP	0.7	Capital Markets

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of October 31, 2015

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. Short-term investments represent commercial paper. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $10,000 investment made on November 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	-0.70%	8.12%	6.24%	6.90%
Including sales charges	-6.17%	6.90%	5.64%	6.61%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.44%	7.31%	5.45%	3.96%
Including contingent deferred sales charges	-2.43%	7.31%	5.45%	3.96%

Institutional Class (Commenced August 15, 1997)	-0.25%	8.55%	6.67%	5.22%

Class IR (Commenced August 31, 2010)	-0.45%	8.36%	N/A	9.65%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-1.63%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.72%, -2.44%, -1.29%, -1.49% and -2.00%, respectively. These returns compare to the 5.20% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The S&P 500 Index gain of 5.20% during the Reporting Period masks what was considerable volatility as economic data was reported. For example, from May 1, 2015 through October 31, 2015, the S&P 500 Index increased 0.77%. However, within that time frame — from August 17, 2015 through August 25, 2015, the S&P 500 Index experienced a drop of 11.13%, followed by a recovery of 8.44% for the month of October 2015 that offset much of the summer’s decline.

Some of the factors that impacted U.S. equity market performance related to uncertainties regarding several questions. 1) When would the Federal Reserve (the “Fed”) being to raise interest rates? 2) Would the labor work force continue to strengthen? 3) Would Gross Domestic Product (“GDP”) grow at a sufficient rate to lend support to the U.S. equity market?

Relative to the first question, the Fed left rates at the 0% to 0.25% range at its October 2015 meeting, unchanged since the recession of 2009. While low interest rates were necessary to stimulate the economy coming out of the recession, in our opinion, they are no longer necessary. We believe the domestic economy is in a position for the Fed to begin the process of normalizing, or raising, rates. That said, the U.S. equity market reacted favorably in October 2015 to the low cost of capital.

The second question revolved around the labor force and whether workers have recovered enough from the recession to carry the economy for the next few years. The advance estimate of the third quarter 2015 GDP, released on October 29, 2015, showed personal consumption expenditures at 68.7% of GDP. In general, the financial health of the consumer is driven by whether they are working and how fast their wages are growing. The most recent non-farm payroll data, announced for the month of October 2015 on November 6, 2015, showed 271,000 jobs were added to the workforce. The unemployment rate was 5.0%, and wages increased 2.5% year over year. Generally, we believe employment conditions were strong enough at the end of the Reporting Period to support a decision by the Fed to raise interest rates.

As for GDP, the decline in the price of commodities has impacted the energy sector of the global economy. The slow growth of demand, coupled with the rapid growth in supply, has created inventory surpluses, which, in turn, have driven down energy prices. This has negatively impacted the earnings power of many energy-producing companies and has been reflected in their respective share prices. As to when energy supply and demand will come into better balance, the timing remains unknown. In the meantime, inflation has remained muted in most of the world’s economies.

Another factor that impacted the investment environment during the Reporting Period was the relatively slow economic growth of U.S. trading partners. China’s plan for 2016-2020 calls for annual GDP growth of 6.5%. While this is faster than most countries, it does represent a substantial

PORTFOLIO RESULTS

deceleration in China’s growth from earlier in the decade. China is now the third largest economy behind the U.S. and the Eurozone, both of which have been growing more slowly than China.

Finally, there were a number of troubled “hot spots” geopolitically during the Reporting Period, including Syria, Libya, North Korea and Ukraine, where more powerful countries, such as Russia and China seek to assert themselves on the international scene. We believe varying tensions in these spots impacted the U.S. equity market during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns that underperformed the S&P 500 Index on a relative basis during the Reporting Period. From a broad perspective, both stock selection and sector allocation decisions overall detracted. More specifically, material differences between the Fund and the S&P 500 Index include the Fund’s investment in master limited partnerships (“MLPs”) and the exclusion of equity securities that do not meet our investment criteria for dividend growth stocks. We define dividend growth stocks as equities that have averaged at least 10% growth in annual dividends over 10 consecutive years.[1] During the Reporting Period, the portion of the Fund allocated to dividend growth stocks delivered a total return of 5.40%, which outpaced the S&P 500 Index but did not offset the performance of the MLP portion of the Fund. The MLP portion of the Fund had an average weight of 15.71% during the Reporting Period and a total return of -26.74%. During the Reporting Period, the Alerian MLP Index[2] posted a total return of -30.08%.

Q	Which equity market sectors most significantly affected Fund performance?

A	Of the sectors within the S&P 500 Index, the largest detractors were energy, information technology and consumer discretionary. Energy was the weakest sector in

[1]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	The Alerian MLP Index is the leading gauge of large- and mid-cap energy master limited partnerships. The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

the S&P 500 Index during the Reporting Period largely due to the dramatic decline in oil prices. The Fund’s stock selection within and overweighted allocation to the energy sector detracted most. Both stock selection within and an underweighted allocation to the information technology sector, which outpaced the S&P 500 Index during the Reporting Period, also hurt. Benchmark holdings such as Facebook, Apple and Google hurt the Fund’s relative performance, as the Fund’s investment criteria limits potential holdings within the sector to avoid companies that do not have established dividend growth records of at least 10 years. Stock selection in consumer discretionary detracted, more than offsetting the positive contribution of having an overweighted allocation to the strongly performing sector. The consumer discretionary sector benefited from healthy consumer spending and ongoing improvement in labor market conditions in general. However, there were wide gaps in performance within the sector, with the strong U.S. dollar a key driver depending on a company’s exposure to foreign markets.

Partially offsetting these detractors were the positive contributions made by positioning in the financials, consumer staples and telecommunication services sectors. The Fund’s average underweighting in the financials sector, which lagged the S&P 500 Index, added value. The Fed’s decision to refrain from raising interest rates during the Reporting Period was a key driver of the financials sector’s weak performance relative to the S&P 500 Index. The Fund also experienced positive stock selection within the financials sector, with three of the four holdings in the Fund being out-of-benchmark positions. The Fund also had only minimal exposure to banks, which further boosted relative results. Having an overweighted allocation to the strongly performing consumer staples sector — and effective stock selection within the sector — contributed positively to the Fund’s relative performance. The consumer staples sector benefited from the improving position of consumers, as savings from lower energy costs freed up disposable income. The sector also benefited from its appeal to investors as a defensive holding during volatile equity market conditions. The Fund tended to focus on smaller market capitalization stocks with lower levels of international exposure relative to the holdings of the S&P 500 Index. Finding better opportunities in other sectors, in our view, the Fund held no positions in the underperforming telecommunication services sector during the Reporting Period, which buoyed the Fund’s results.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in power sport and recreational vehicle manufacturer Polaris Industries, energy transportation and storage MLP Plains All American Pipeline LP (“PAA”) and energy transportation MLP Sunoco Logistics LP (“SXL”). Given that these three securities are not in the S&P 500 Index and each posted a negative absolute return during the Reporting Period, their negative impact was magnified by overweighting these underperforming stocks that lacked benchmark representation.

Polaris Industries saw its share price hit hard during the Reporting Period after it delivered weaker than expected quarterly financial results in July 2015. The company noted persistent paint system issues for Slingshot, its three-wheeler off-road vehicle, that limited shipments and created a significant supply bottleneck. The paint system also proved to be a costly fix. Despite solid motorcycle sales growth in India, strong demand for Slingshot and the company’s market share gains, the market seemed focused on the negative news. Also, the strong U.S. dollar, which weakens global competitiveness for U.S. manufacturers, led the company to lower the top end of its sales forecast. Although the company’s returns were disappointing, our long-term perspective on Polaris Industries had not changed at the end of the Reporting Period.

PAA was hit both by a highly visible oil spill from a corroded pipeline in California and by a formal deceleration in its forecasted rate of distribution growth through the downward trajectory of commodity prices. PAA is primarily a fixed-fee shipper of crude, natural gas liquids (“NGLs”) and refined products and also operates a small natural gas storage business. Crude and NGL shipments represent approximately 95% of the company’s profits, and the majority of these transport services are indexed to inflation indices, providing a measure of earnings stability and cash flow predictability. We believe the negative price reaction of the company’s stock during the Reporting Period was due to its management officially guiding a slowdown in distribution growth and also indicating that if crude prices worsen through the third and fourth calendar quarters, there is a possibility for distributions to go flat, i.e., experience zero growth. We do not anticipate that such a scenario will materialize. Indeed, at the end of the Reporting Period, we remained encouraged by the long-term story for PAA. As the MLP completes its existing 2015 capital expenditure plans and these projects enter service, PAA’s management is guiding to strong earnings before interest, taxes, depreciation and amortization growth. Further, at the end of the Reporting Period, we found the company’s valuation levels to be attractive relative to history and its long-term opportunity intact, and thus we maintained the Fund’s position in PAA.

SXL, an MLP specializing in the transportation of crude NGLs and refined products, saw a substantial decline in unit price following the collapse in oil prices throughout year-to-date 2015. Despite growing distributions year over year, supported by year over year earnings before interest, taxes, depreciation and amortization growth, the unit price of the MLP was highly correlated with the fall in crude oil prices. At the end of the Reporting Period, we believed SXL was poised to maintain distribution growth for the next several years and were pleased with its current yield of 6.5%. We also believed SXL had a well-positioned asset base that could accelerate growth capital expenditures in the event of a commodity price recovery, providing crucial liquids-centric logistics that allow upstream producers[3] to access market-based pricing.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were specialty insurance company HCC Insurance Holdings, sportswear leader Nike and home improvement retailer Lowe’s.

During the Reporting Period, HCC Insurance Holdings, an out-of-benchmark position for the Fund, was acquired by a Japanese company, Tokio Marine Holdings, in a transaction worth more than $7.5 billion or $78 per share for shareholders.

[3]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

Nike performed well during the Reporting Period with key drivers including the company’s ability to garner market share and successfully introduce innovative products. Despite the strong U.S. dollar, Nike exceeded consensus expectations throughout the Reporting Period, demonstrating the resilience of the brand and its management’s ability to execute on its growth strategies. Toward the end of the Reporting Period, Nike announced a fiscal year 2020 revenue target of $50 billion, which should translate into high single-digit to low double-digit revenue growth along with mid-teens earnings per share growth. Nike also plans to expand returns to shareholders via share repurchases and dividend increases. At the end of the Reporting Period, we saw Nike as not only a financially sound company but also believed its expansion into higher growth, under-penetrated markets outside the U.S., focusing on consumers in the middle of generational lifestyle changes, may accelerate the company’s growth for years to come.

The continued housing market recovery, along with improving consumer sentiment in the U.S., contributed to a positive business environment for Lowe’s during the Reporting Period. Same-store sales growth, which measures stores open for more than 12 months, held at more than 4% year-to-date through October 2015. Assuming consensus expectations of 4.5% for the full year are met, this will mark the second best year for the company in terms of same-store sales since the financial crisis. In our view, its management’s ability to execute on its goal of improving customer satisfaction at Lowe’s along with product offering optimization translated into an operating margin that was the highest since the second quarter of 2008.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Bank of the Ozarks. The company’s share price was unexpectedly hit hard due to concerns about its ability to grow given its exposure to the Texas economy as the price of oil collapsed. We viewed this as an opportunity to own what we considered to be a high quality bank at an attractive entry price. In our view, Bank of the Ozarks has demonstrated a significant track record of solid earnings growth through challenging market and economic cycles with above market return on assets and return on equity and excellent credit quality. We believe the company’s management team is well seasoned and focused on managing through the current cycle with an emphasis on credit risk and interest rate risk while maintaining good net interest margins. Bank of the Ozarks has grown both through organic internal branching and through acquisitions. Since 2010, the company has completed 11 acquisitions, of which seven were Federal Deposit Insurance Corporation (“FDIC”) assisted transactions. In our view, these transactions provided substantial geographic expansion with limited risks. Considering what we believe to be its strong balance sheet, we view the ongoing consolidation in the regional bank industry as favorable for high quality banks like Bank of the Ozarks, potentially allowing it to continue to expand into key markets and gain meaningful market share.

We established a Fund position in Jack Henry & Associates, a 38-year-old company with more than 5,600 employees. The company supports community banks with in-house data processing systems and provides more than 300 products and services that enable financial institutions to process transactions and automate their businesses. We believe Jack Henry & Associates stands to benefit from increased consumer spending, a trend that, in turn, will translate into improved transaction volume revenue. With the growth of outsourcing, cloud computing, software as a service and external data processors generating recurring revenue, we expect these products to support healthy cash flow and a strong balance sheet for the company. In its most recently completed fiscal year, Jack Henry & Associates posted record revenues, earnings and operating cash flow. In our view, the company offers indirect exposure to the financials sector at lower risk, as approximately 80% of its revenue is generated by recurring cash flows consisting of software maintenance fees, outsourcing services and electronic payment processing. Jack Henry & Associates also has what we consider to be a strong balance sheet with no debt and earnings of more than twice as much in return on invested capital compared to its costs. We believe these factors position the company to sustain long-term profitability.

We established a Fund position in Columbia Pipeline Partners LP (“CPPL”), a midstream MLP with what we believe to be an attractive geographic exposure in the Appalachian region. CPPL’s existing infrastructure overlays the productive Marcellus shale play, or operation. Importantly, the stacked nature of shale basins in the core Pennsylvania/Ohio/West Virginia portions of the Appalachian region may result in substantial dry-Utica gas volumes in coming years, extending the volumetric growth trajectory in the basin. The CPPL system is currently the

PORTFOLIO RESULTS

third largest natural gas pipeline system in North America, with 15,000 miles of interstate natural gas pipelines integrated with one of the largest underground storage systems in the U.S. Nearly 100% of its operating profit is contracted and fixed-fee via capacity reservation arrangements. At the end of the Reporting Period, we believed the scope of the opportunity to transport Appalachian natural gas to East Coast and Gulf Coast markets continues to expand, and CPPL may well be a significant logistics player to meet the demand for transport infrastructure over the long term.

During the Reporting Period, we exited the Fund’s holding in ONEOK Partners LP. ONEOK Partners LP formally revised its distribution guidance to a flat level with a quarterly distribution of $0.79 to be retained until cash flow coverage ratios can improve. In the second quarter of 2015, ONEOK Partners LP reported results that equated to a distribution coverage ratio of only 0.88x. Although higher than that of the first quarter of 2015, this still represented an unsustainable level of distribution coverage, in our view, which forced us to reevaluate the position. While the Fund retains the ability to own flat distribution companies, we elected to focus on the deteriorating credit position and return on invested capital as well as the opportunity cost of holding a company without distribution growth compared to other MLPs with solid double-digit growth rates. Thus, we decided to eliminate the position and find what we believed to be better uses of capital.

We sold the Fund’s position in semiconductor bellwether Intel, as it failed to increase its dividend and no longer qualified to be in the Fund’s portfolio under our investment criteria.

We eliminated the Fund’s position in International Business Machines (“IBM”), a long-term holding of the Fund, based on our view that there were better opportunities elsewhere in the Fund’s investable universe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s weighting in consumer staples increased relative to the S&P 500 Index due in part to comparative outperformance of the Fund’s holdings and in part to the build-out of fairly new positions. The Fund’s relative overweight in energy increased due in part to the drop in the sector’s benchmark weight resulting from its challenging environment during Reporting Period and in part to our conviction in MLPs, which compose the majority of the Fund’s energy exposure.

The Fund’s exposure to information technology decreased relative to the S&P 500 Index during the Reporting Period, as the sector was led by companies that do not meet the Fund’s investment criteria. The Fund’s relative allocation to financials also decreased, as one of the Fund’s holdings was acquired toward the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of October 2015, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials, consumer staples and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in health care, financials and information technology. The Fund had rather neutral exposure compared to the S&P 500 Index in industrials and had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Michael Nix, CFA, was added to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Reporting Period proved noteworthy on many fronts, in our view, and while any attempt to name them all would prove futile, some include the strength of the U.S. dollar, the Fed’s monetary policy decision, the market volatility and the oft-mentioned market pullback that finally materialized. Each of these factors, and the many others unmentioned, produced increased uncertainty for the U.S. equity market outlook and corresponding adjustments of investor expectations. Looking forward, many of the issues the market focused on during the Reporting Period will likely continue to be relevant in terms of framing conditions for the future. Additionally, as we head into a presidential election year, we expect heightened political rhetoric and influences that could add to headline risk. With all that, we still believe the U.S. economy may continue to experience moderate growth, and non-U.S. developed markets should begin to see the benefits of monetary and fiscal policy initiatives in their respective countries, in our view.

With an understanding of the prevailing conditions that may impact the economy and market, it is important to reconcile the earnings environment and valuation expectations.

PORTFOLIO RESULTS

After several years of strong double-digit returns in the U.S. equity market, we believe a downward adjustment in expectations should be anticipated and even warranted especially given the more challenging backdrop for earnings. We anticipate that during the next several years, we may experience mid-to-high single-digit earnings growth with a base case of stable market multiples. We believe this provides for expected returns to track earnings growth and should create an opportunity for those companies exhibiting above-market earnings growth to outperform. Our belief that the market will reward companies that successfully navigate these types of market cycles and provide sustainable earnings growth coupled with consistent dividend growth gives us confidence in our approach and a positive outlook for relative performance.

Looking deeper into the energy sector, and specifically the midstream MLP asset class, we have definitely experienced “the good, the bad and the ugly” during the Reporting Period. The “ugly” dislocation seen in MLPs during the closing months of the Reporting Period seemed to be a confluence of technical and liquidity driven pressures that were detached from fundamentals. These pressures cemented MLPs as the most impactful detractor from the Fund’s relative performance during the Reporting Period. The question that seems to dominate is whether we have seen the worst of the downturn. Of course, we can never answer that question with 100% confidence. However, as we look at what we consider to be effectively a recession in the energy sector, we do believe the fundamentals of the MLPs in which the Fund is invested are stable and should provide a favorable environment for investment. We had begun reducing the Fund’s weighting in MLPs beginning mid-2014 and exited the Reporting Period near all-time lows in the Fund’s MLP weighting. At the same time, we sought to use the market’s volatility to opportunistically position the Fund’s MLP exposure toward those partnerships demonstrating what we consider to be strong balance sheets and good visibility of distribution growth. We expect to rebuild the Fund’s position in MLPs over time, as we remained constructive at the end of the Reporting Period on the prospects for MLPs and believed they can shift from the headwind we have experienced for the last several years to become a tailwind for future performance.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-1.72%	5.20%
Class C	-2.44	5.20
Institutional	-1.29	5.20
Class IR	-1.49	5.20
Class R	-2.00	5.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.58%	8.50%	7.18%	7.13%	3/23/04
Class C	-8.06	9.01	7.17	7.19	4/14/05
Institutional	-6.07	10.19	N/A	7.26	3/21/07
Class IR	-6.22	N/A	N/A	8.90	2/27/12
Class R	-6.65	N/A	N/A	8.36	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.16%
Class C	1.90	1.91
Institutional	0.75	0.76
Class IR	0.90	0.91
Class R	1.40	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
NIKE, Inc. Class B	4.0%	Textiles, Apparel & Luxury Goods
Lowe’s Cos., Inc.	3.6	Specialty Retail
Roper Technologies, Inc.	3.4	Industrial Conglomerates
Novo Nordisk A/S ADR	3.3	Pharmaceuticals
Ecolab, Inc.	3.2	Chemicals
The TJX Cos., Inc.	3.2	Specialty Retail
PepsiCo., Inc.	3.1	Beverages
Cardinal Health, Inc.	3.0	Health Care Providers & Services
The Sherwin-Williams Co.	3.0	Chemicals
Hormel Foods Corp.	2.9	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $10,000 investment made on November 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	-1.72%	10.49%	8.46%	8.19%
Including sales charges	-7.14%	9.24%	7.85%	7.66%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	-2.44%	9.75%	7.82%	7.77%
Including contingent deferred sales charges	-3.42%	9.75%	7.82%	7.77%

Institutional Class (Commenced March 21, 2007)	-1.29%	10.98%	N/A	7.99%

Class IR (Commenced February 27, 2012)	-1.49%	N/A	N/A	10.58%

Class R (Commenced February 27, 2012)	-2.00%	N/A	N/A	10.03%

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R Shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 37.7%
Aerospace & Defense – 0.8%
121,115	The Boeing Co.	$17,933,498

Auto Components – 0.2%
267,279	Nokian Renkaat OYJ ADR	4,944,661

Automobiles – 0.3%
184,649	General Motors Co.	6,446,097

Beverages – 0.4%
85,101	PepsiCo, Inc.	8,696,471

Capital Markets – 2.6%
669,625	AllianceBernstein Holding LP	17,236,148
95,818	Ameriprise Financial, Inc.	11,053,564
1,126,952	Ares Capital Corp.	17,163,479
514,663	Credit Suisse Group AG ADR*	12,866,575
67,879	Virtu Financial, Inc. Class A	1,642,672

		59,962,438

Chemicals – 0.4%
159,674	E.I. du Pont de Nemours & Co.	10,123,332

Commercial Banks – 3.5%
423,462	Australia & New Zealand Banking Group Ltd. ADR	8,282,917
1,916,600	Banco Bilbao Vizcaya Argentaria SA ADR	16,521,092
127,991	BB&T Corp.	4,754,866
570,950	JPMorgan Chase & Co.	36,683,537
268,833	Wells Fargo & Co.	14,554,618

		80,797,030

Communications Equipment – 1.3%
588,293	Cisco Systems, Inc.	16,972,253
120,017	QUALCOMM, Inc.	7,131,410
736,780	Telefonaktiebolaget LM Ericsson ADR	7,176,237

		31,279,900

Computers & Peripherals – 0.7%
319,992	EMC Corp.	8,390,190
251,738	HP, Inc.	6,786,857

		15,177,047

Consumer Finance – 0.4%
669,340	Navient Corp.	8,828,595

Containers & Packaging – 0.7%
229,256	Packaging Corp. of America	15,692,573

Diversified Telecommunication Services – 1.7%
1,007,908	AT&T, Inc.	33,774,997
511,066	Telefonica SA ADR	6,730,739

		40,505,736

Electric Utilities – 2.0%
467,091	FirstEnergy Corp.	14,573,239
329,331	Iberdrola SA ADR	9,392,520

Common Stocks – (continued)
Electric Utilities – (continued)
117,798	NextEra Energy, Inc.	$12,093,143
153,742	Pinnacle West Capital Corp.	9,764,154

		45,823,056

Electrical Equipment – 0.3%
167,238	Emerson Electric Co.	7,898,651

Health Care Equipment & Supplies – 0.4%
123,268	Medtronic PLC	9,111,971

Household Products – 0.8%
442,443	Reckitt Benckiser Group PLC ADR	8,769,220
117,742	The Procter & Gamble Co.	8,993,134

		17,762,354

Industrial Conglomerates – 1.7%
1,344,058	General Electric Co.	38,870,157

Insurance – 3.1%
198,380	Arthur J. Gallagher & Co.	8,675,158
479,242	Direct Line Insurance Group PLC ADR	11,628,057
58,678	Everest Re Group Ltd.	10,442,924
227,001	MetLife, Inc.	11,436,310
203,370	Prudential Financial, Inc.	16,778,025
179,996	Validus Holdings Ltd.	7,973,823
223,433	Zurich Insurance Group AG ADR*	5,918,740

		72,853,037

Machinery – 0.4%
879,853	Volvo AB ADR	9,128,475

Media – 0.7%
309,473	Viacom, Inc. Class B	15,260,114

Oil, Gas & Consumable Fuels – 4.1%
182,595	DCP Midstream Partners LP	5,245,954
117,164	Devon Energy Corp.	4,912,687
295,815	Energy Transfer Partners LP	13,063,190
263,893	Exxon Mobil Corp.	21,834,507
824,176	Halcon Resources Corp.*(a)	577,830
132,245	ONEOK Partners LP	4,209,358
206,178	Plains All American Pipeline LP	6,539,966
43,467	Rose Rock Midstream LP	1,177,521
308,152	Royal Dutch Shell PLC ADR Class A	16,165,654
200,867	Targa Resources Partners LP	6,026,010
104,103	Teekay LNG Partners LP	2,585,919
238,595	Total SA ADR	11,507,437

		93,846,033

Personal Products – 0.7%
370,502	Unilever NV	16,665,180

Pharmaceuticals – 4.3%
231,450	Bristol-Myers Squibb Co.	15,264,128
191,816	Johnson & Johnson	19,379,170
284,990	Merck & Co., Inc.	15,577,553

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
84,931	Novartis AG ADR	$7,680,310
845,561	Pfizer, Inc.	28,596,873
268,281	Sanofi ADR	13,505,266

		100,003,300

Real Estate Investment Trusts – 2.1%
358,513	Brixmor Property Group, Inc.	9,185,103
308,688	RLJ Lodging Trust	7,744,982
863,500	Starwood Property Trust, Inc.	17,347,715
1,575,999	Two Harbors Investment Corp.	13,332,952

		47,610,752

Semiconductors & Semiconductor Equipment – 0.9%
585,098	Intel Corp.	19,811,418

Software – 0.3%
152,433	Microsoft Corp.	8,024,073

Specialty Retail – 1.1%
2,022,791	Hennes & Mauritz AB ADR	15,696,858
343,359	The Gap, Inc.	9,346,232

		25,043,090

Thrifts & Mortgage Finance – 0.3%
474,675	New York Community Bancorp, Inc.	7,841,631

Tobacco – 0.5%
194,188	Altria Group, Inc.	11,742,548

Transportation Infrastructure – 0.5%
2,498,469	Sydney Airport	11,418,262

Wireless Telecommunication Services – 0.5%
363,995	Vodafone Group PLC ADR	12,000,915

TOTAL COMMON STOCKS
(Cost $866,721,001)		$871,102,395

Shares	Rate	Value
Preferred Stocks – 3.7%
Commercial Banks(b) – 0.3%
CoBank ACB
45,662	6.200%	$4,659,807
10,000	6.250(c)	1,020,000

		5,679,807

Consumer Finance – 0.8%
Capital One Financial Corp.
175,000	6.000	4,485,250
Citigroup Capital XIII(b)
145,263	6.692	3,689,680
GMAC Capital Trust I(b)
154,150	8.125	3,981,694
Merrill Lynch Capital Trust I(b)
39,934	6.450	1,028,301

Preferred Stocks – (continued)
Consumer Finance – (continued)
Morgan Stanley(b)
183,597	6.375%	$4,755,162

		17,940,087

Diversified Telecommunication Services – 0.5%
Verizon Communications, Inc.
473,800	5.900	12,603,080

Electric Utilities – 0.6%
Exelon Corp.
104,612	6.500	4,368,597
SCE Trust III(b)
320,000	5.750	8,912,000

		13,280,597

Real Estate Investment Trusts – 1.5%
DDR Corp.
110,000	6.250	2,835,800
DuPont Fabros Technology, Inc.
76,935	7.625	1,961,843
Public Storage
374,915	5.750	9,639,065
Taubman Centers, Inc.
342,108	6.500	8,761,386
Ventas Realty LP/Ventas Capital Corp.
120,000	5.450	3,172,800
Vornado Realty Trust
332,289	6.625	8,413,557

		34,784,451

TOTAL PREFERRED STOCKS
(Cost $80,670,541)		$84,288,022

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 44.8%
Aerospace & Defense(c)(d) – 0.2%
Moog, Inc.
$4,000,000	5.250%		12/01/22	$4,080,000

Airlines(c) – 0.8%
Air Canada
8,150,000	5.000		03/15/20	7,924,245
6,425,000	8.750	(d)	04/01/20	7,019,312
2,654,286	5.375		11/15/22	2,720,643

				17,664,200

Banks – 6.5%
Ally Financial, Inc.
3,000,000	8.000		11/01/31	3,637,500
American Express Co.(b)(d)
4,964,000	6.800		09/01/66	5,001,230

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Banks – (continued)
	Bank of America Corp.(b)(d)
	$6,275,000	6.100%		03/17/49	$6,329,906
	4,050,000	5.125		06/17/49	3,969,000
	4,850,000	6.250		09/25/49	4,922,750
	BPCE SA(c)
	5,000,000	4.625		07/11/24	4,980,515
	Citigroup, Inc.(b)(d)
	9,300,000	5.900	(e)	02/15/49	9,276,750
	4,025,000	5.875		03/27/49	4,014,938
	1,075,000	6.300		05/15/49	1,064,250
	Credit Agricole SA(b)(d)
GBP	938,000	5.000		06/20/49	1,467,710
	Credit Suisse Group AG(b)(d)
	$5,200,000	7.500	(c)	12/11/49	5,486,000
	2,500,000	6.250		12/18/49	2,481,250
	2,200,000	6.250	(c)	12/18/49	2,183,500
	Deutsche Bank AG
	3,000,000	4.500		04/01/25	2,916,514
	DNB Bank ASA(b)(d)
	3,000,000	5.750		03/26/49	2,842,500
	ING Groep NV(b)(d)
	4,275,000	6.000		04/16/49	4,269,656
	6,650,000	6.500		04/16/49	6,483,750
	Intesa Sanpaolo SpA(c)
	9,100,000	5.017		06/26/24	9,109,482
	3,350,000	7.700	(b)(d)	09/17/49	3,386,592
	JPMorgan Chase & Co.(b)(d)
	14,150,000	6.125		04/30/49	14,451,395
	4,000,000	6.100		10/01/49	4,080,000
	Lloyds Banking Group PLC(b)(d)
GBP	7,365,000	7.000		06/27/49	11,642,608
	2,000,000	7.625		06/27/49	3,247,410
	Royal Bank of Scotland Group PLC(b)(d)
	$2,075,000	8.000		08/10/49	2,168,375
	Swedbank AB(b)(d)
	4,400,000	5.500		03/17/49	4,356,000
	UBS Group AG(b)(d)
	11,500,000	6.875		08/07/49	11,387,990
	Wells Fargo & Co.(b)(d)
	13,300,000	5.875		06/15/49	14,067,410

					149,224,981

	Brokerage(d) – 0.5%
	Morgan Stanley, Inc.(b)
	7,400,000	5.550		07/15/49	7,381,500
	Rialto Holdings LLC/Rialto Corp.(c)
	3,000,000	7.000		12/01/18	3,067,500

					10,449,000

	Building Materials – 0.6%
	Aecom Co.
	3,050,000	5.750		10/15/22	3,165,431
	HD Supply, Inc.(c)(d)
	3,475,000	5.250		12/15/21	3,644,406
	Masonite International Corp.(c)(d)
	4,000,000	5.625		03/15/23	4,180,000

	Corporate Obligations – (continued)
	Building Materials – (continued)
	RSI Home Products, Inc.(c)(d)
	$2,800,000	6.500%		03/15/23	$2,894,500

					13,884,337

	Chemicals(d) – 0.5%
	Ashland, Inc.
	1,850,000	4.750		08/15/22	1,845,375
	9,750,000	6.875		05/15/43	9,433,125

					11,278,500

	Consumer Cyclical Services – Business(d) – 2.2%
	CoreLogic, Inc.
	5,000,000	7.250		06/01/21	5,262,500
	Corrections Corp. of America
	4,200,000	5.000		10/15/22	4,268,250
	Equinix, Inc.
	5,000,000	5.375		01/01/22	5,212,500
	6,000,000	5.375		04/01/23	6,240,000
	3,000,000	5.750		01/01/25	3,127,500
	First Data Corp.(c)
	3,000,000	8.250		01/15/21	3,146,250
	IHS, Inc.
	6,000,000	5.000		11/01/22	6,060,000
	Iron Mountain Europe PLC
GBP	2,950,000	6.125		09/15/22	4,603,928
	Iron Mountain, Inc.(c)
	$3,300,000	6.000		10/01/20	3,493,875
	WEX, Inc.(c)
	11,001,000	4.750		02/01/23	10,285,935

					51,700,738

	Consumer Cyclical Services – Rental Equipment(d) – 0.7%
	Ahern Rentals, Inc.(c)
	8,850,000	7.375		05/15/23	8,208,375
	United Rentals North America, Inc.
	2,000,000	4.625		07/15/23	2,007,500
	1,000,000	5.750		11/15/24	1,015,000
	4,000,000	5.500		07/15/25	3,990,000

					15,220,875

	Consumer Products(d) – 0.4%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,652,237

	Consumer Products – Industrial(d) – 0.3%
	ADS Waste Holdings, Inc.
	6,675,000	8.250		10/01/20	7,025,437

	Electric(d) – 0.7%
	Calpine Corp.(c)
	10,350,000	7.875		01/15/23	11,152,125
	Dynegy, Inc.
	5,045,000	6.750		11/01/19	5,045,000
	Puget Sound Energy, Inc.(b)
	550,000	6.974		06/01/67	468,875

					16,666,000

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 2.9%
Antero Resources Corp.(d)
$5,000,000	5.125%		12/01/22	$4,500,000
6,350,000	5.625	(c)	06/01/23	5,842,000
Carrizo Oil & Gas, Inc.(d)
3,000,000	6.250		04/15/23	2,835,000
Chesapeake Energy Corp.
5,000,000	7.250		12/15/18	4,000,000
Concho Resources, Inc.(d)
4,475,000	5.500		04/01/23	4,502,969
EP Energy LLC/Everest Acquisition Finance, Inc.(d)
4,675,000	6.375		06/15/23	3,506,250
Halcon Resources Corp.(c)(d)(e)
4,325,000	8.625		02/01/20	3,730,313
Laredo Petroleum, Inc.(d)
4,500,000	5.625		01/15/22	4,230,000
600,000	7.375		05/01/22	591,000
MEG Energy Corp.(c)(d)
5,375,000	6.375		01/30/23	4,555,312
175,000	7.000		03/31/24	151,813
Nexen Energy ULC
5,000	6.400		05/15/37	5,904
50,000	7.500		07/30/39	65,625
NRG Energy, Inc.(d)
7,000,000	7.875		05/15/21	6,965,000
Rice Energy, Inc.(d)
3,000,000	6.250		05/01/22	2,730,000
RSP Permian, Inc.(d)
3,000,000	6.625		10/01/22	2,962,500
SM Energy Co.(d)
10,000,000	5.000		01/15/24	8,900,000
Whiting Petroleum Corp.(d)
7,625,000	6.250		04/01/23	7,110,312

				67,183,998

Entertainment(c)(d) – 0.2%
WMG Acquisition Corp.
4,725,000	5.625		04/15/22	4,665,938

Financial Co. – Non Captive – 1.6%
CIT Group, Inc.(c)
6,000,000	5.500		02/15/19	6,375,000
HRG Group, Inc.(d)
300,000	7.875	(c)	07/15/19	318,000
7,775,000	7.875		07/15/19	8,251,219
Nationstar Mortgage LLC/Nationstar Capital Corp.(d)
3,000,000	6.500		08/01/18	2,940,000
6,000,000	6.500		07/01/21	5,520,000
Navient Corp.
2,200,000	6.250		01/25/16	2,219,250
3,000,000	5.500		01/15/19	2,970,000
4,000,000	5.875		03/25/21	3,790,000
Speedy Cash Intermediate Holdings Corp.(c)(d)
7,995,000	10.750		05/15/18	5,696,437

				38,079,906

Corporate Obligations – (continued)
Food & Beverage(d) – 0.3%
Cott Beverages, Inc.
$7,575,000	5.375%		07/01/22	$7,537,125

Gaming – 1.0%
CyrusOne LP/CyrusOne Finance Corp.(d)
2,850,000	6.375	(c)	11/15/22	2,928,375
2,449,000	6.375		11/15/22	2,516,348
MGM Resorts International
5,000,000	6.750		10/01/20	5,350,000
12,075,000	6.000	(e)	03/15/23	12,225,937

				23,020,660

Health Care – 2.8%
Amsurg Corp.(d)
3,750,000	5.625		07/15/22	3,684,375
CHS/Community Health Systems, Inc.(d)
18,000,000	6.875		02/01/22	18,135,000
DaVita HealthCare Partners, Inc.(d)
11,675,000	5.000		05/01/25	11,587,437
Fresenius Medical Care US Finance II, Inc.(c)
3,000,000	5.875		01/31/22	3,277,500
HCA, Inc.
10,000,000	4.750		05/01/23	10,250,000
10,000,000	5.000		03/15/24	10,300,000
Tenet Healthcare Corp.
5,100,000	3.837	(b)(c)(d)	06/15/20	5,061,750
3,150,000	6.000		10/01/20	3,386,250

				65,682,312

Health Care – Pharmaceuticals(d) – 0.9%
Actavis Funding SCS
3,450,000	4.750		03/15/45	3,287,195
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.(c)
3,150,000	6.000		07/15/23	3,157,875
Valeant Pharmaceuticals International, Inc.(c)
5,000,000	6.750		08/15/21	4,450,000
8,850,000	5.500		03/01/23	7,434,000
4,025,000	5.875		05/15/23	3,401,125

				21,730,195

Home Construction – 0.9%
Brookfield Residential Properties, Inc.(c)(d)
3,500,000	6.500		12/15/20	3,482,500
3,000,000	6.125		07/01/22	2,925,000
CBRE Services, Inc.(d)
5,000,000	5.250		03/15/25	5,081,250
Tri Pointe Holdings, Inc.
3,000,000	4.375		06/15/19	2,985,000
William Lyon Homes, Inc.(d)
2,000,000	5.750		04/15/19	2,040,000
3,000,000	7.000		08/15/22	3,120,000

				19,633,750

Lodging(c)(d) – 0.1%
MCE Finance Ltd.
3,000,000	5.000		02/15/21	2,805,000

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Cable – 3.3%
	CCO Holdings LLC/CCO Holdings Capital Corp.
	$150,000	5.250	%(d)	03/15/21	$154,125
	4,300,000	5.125		05/01/23	4,300,000
	4,000,000	5.750	(d)	09/01/23	4,100,000
	7,000,000	5.375	(d)	05/01/25	6,930,000
	CCO Safari II LLC(c)(d)
	6,000,000	4.908		07/23/25	6,107,524
	15,000,000	6.484		10/23/45	15,469,942
	Comcast Corp.(d)
	3,500,000	4.600		08/15/45	3,638,032
	DISH DBS Corp.
	4,050,000	5.875		11/15/24	3,867,750
	Numericable—SFR SAS(c)(d)
	13,650,000	6.000		05/15/22	13,650,000
	UPCB Finance IV Ltd.(c)(d)
	7,500,000	5.375		01/15/25	7,481,250
	Virgin Media Secured Finance PLC(d)
GBP	4,612,500	6.000		04/15/21	7,504,271
	$200,000	5.250	(c)	01/15/26	199,250
	Ziggo Bond Finance BV(c)(d)
	3,000,000	5.875		01/15/25	2,857,500

					76,259,644

	Media – Non Cable – 3.0%
	21st Century Fox America, Inc.
	3,775,000	6.150		02/15/41	4,399,938
	Ancestry.com, Inc.(d)
	1,900,000	11.000		12/15/20	2,071,000
	Nielsen Finance LLC/Nielsen Finance Co.(c)(d)
	12,000,000	5.000		04/15/22	12,150,000
	Sirius XM Radio, Inc.(c)(d)
	6,500,000	4.625		05/15/23	6,435,000
	16,000,000	6.000		07/15/24	16,880,000
	Univision Communications, Inc.(d)
	8,950,000	5.125	(c)	02/15/25	8,793,375
	6,000,000	5.125		02/15/25	5,895,000
	Videotron Ltd.(c)(d)
	13,000,000	5.375		06/15/24	13,357,500

					69,981,813

	Metals & Mining(c)(d) – 0.2%
	Lundin Mining Corp.
	4,000,000	7.500		11/01/20	4,050,000

	Packaging(d) – 0.5%
	Ardagh Packaging Finance PLC(c)
	132,353	7.000		11/15/20	133,015
	BWAY Holding Co.(c)
	4,375,000	9.125		08/15/21	4,254,688
	Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	7,750,000	6.875		02/15/21	8,089,062

					12,476,765

	Corporate Obligations – (continued)
	Pipelines – 1.5%
	Enterprise Products Operating LLC(b)(d)
	$100,000	8.375%		08/01/66	$98,250
	1,000,000	7.000		06/01/67	910,000
	Kinder Morgan Energy Partners LP
	2,000,000	6.950		01/15/38	1,940,411
	Kinder Morgan, Inc.(d)
	11,075,000	5.050		02/15/46	8,728,983
	Sabine Pass Liquefaction LLC(d)
	4,000,000	6.250		03/15/22	3,980,000
	9,000,000	5.750		05/15/24	8,685,000
	The Williams Cos., Inc.
	9,000,000	7.500		01/15/31	8,181,225
	Williams Partners LP
	2,000,000	6.300		04/15/40	1,754,946

					34,278,815

	Property/Casualty Insurance – 0.0%
	MetLife, Inc.(d)
	200,000	6.400		12/15/36	218,000
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	98,758

					316,758

	Real Estate(d) – 0.3%
	DuPont Fabros Technology LP
	6,000,000	5.875		09/15/21	6,270,000

	Restaurants(c)(d) – 0.6%
	New Red Finance, Inc.
	8,150,000	4.625		01/15/22	8,262,062
	Seminole Hard Rock Entertainment, Inc.
	4,450,000	5.875		05/15/21	4,450,000

					12,712,062

	Retailers – 1.1%
	Amazon.com, Inc.(d)
	7,000,000	4.950		12/05/44	7,398,844
	Dollar Tree, Inc.(c)(d)
	4,000,000	5.750		03/01/23	4,200,000
	L Brands, Inc.
	6,000,000	5.625		02/15/22	6,540,000
	2,000,000	5.625		10/15/23	2,185,000
	Neiman Marcus Group Ltd., Inc.(c)(d)
	2,350,000	8.000		10/15/21	2,444,000
	The Neiman Marcus Group, Inc.
	1,500,000	7.125		06/01/28	1,505,625

					24,273,469

	Retailers – Food & Drug(d) – 0.3%
	BI-LO LLC/BI-LO Finance Corp.(c)(f)
	2,600,000	8.625		09/15/18	2,372,500
	CVS Health Corp.
	4,400,000	5.125		07/20/45	4,709,847

					7,082,347

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Technology – 0.5%
	Apple, Inc.
	$4,675,000	4.375%		05/13/45	$4,663,456
	VeriSign, Inc.(d)
	2,000,000	4.625		05/01/23	1,995,000
	4,000,000	5.250		04/01/25	4,070,000

					10,728,456

	Technology – Hardware(d) – 0.3%
	NCR Corp.
	5,000,000	5.875		12/15/21	5,000,000
	QUALCOMM, Inc.
	3,425,000	4.800		05/20/45	2,956,345

					7,956,345

	Technology – Software – 1.7%
	Aspect Software, Inc.(d)
	1,000,000	10.625		05/15/17	865,000
	BMC Software Finance, Inc.(c)(d)
	10,000,000	8.125		07/15/21	7,725,000
	BMC Software, Inc.
	3,000,000	7.250		06/01/18	2,670,000
	Fidelity National Information Services, Inc.(d)
	3,400,000	5.000		10/15/25	3,473,176
	Infor (US), Inc.(c)(d)
	7,350,000	6.500		05/15/22	6,945,750
	Microsoft Corp.(d)
	10,000,000	3.750		02/12/45	9,135,282
	Nuance Communications, Inc.(c)(d)
	7,000,000	5.375		08/15/20	7,122,500
	SS&C Technologies Holdings, Inc.(c)(d)
	1,850,000	5.875		07/15/23	1,942,500

					39,879,208

	Tobacco(d) – 0.5%
	Reynolds American, Inc.
	10,700,000	5.850		08/15/45	11,808,221

	Transportation(d) – 0.1%
	Aguila 3 SA
	150,000	7.875	(c)	01/31/18	153,563
CHF	2,100,000	7.875		01/31/18	2,167,029

					2,320,592

	Wireless Telecommunications – 5.2%
	Altice Financing SA(c)(d)
	4,425,000	6.625		02/15/23	4,436,063
	Altice Finco SA(c)(d)
	2,000,000	8.125		01/15/24	1,992,500
	Digicel Group Ltd.(c)(d)
	3,800,000	8.250		09/30/20	3,363,000
	Digicel Ltd.(c)(d)
	950,000	7.000		02/15/20	921,500
	Intelsat Jackson Holdings SA(d)
	3,300,000	7.250		10/15/20	3,011,250
	6,000,000	5.500		08/01/23	4,980,000

	Corporate Obligations – (continued)
	Wireless Telecommunications – (continued)
	Intelsat Luxembourg SA(d)
	$6,000,000	7.750%		06/01/21	$3,600,000
	11,450,000	8.125		06/01/23	6,755,500
	SBA Communications Corp.(d)
	15,966,000	4.875		07/15/22	16,385,107
	SoftBank Group Corp.
	8,000,000	4.500	(c)	04/15/20	7,940,000
	4,425,000	6.000	(d)	07/30/25	4,524,562
	Sprint Capital Corp.
	5,500,000	6.875		11/15/28	4,551,250
	Sprint Communications, Inc.
	8,975,000	6.000		12/01/16	9,053,531
	2,000,000	6.000		11/15/22	1,715,000
	Sprint Corp.
	5,000,000	7.250		09/15/21	4,587,500
	16,000,000	7.875		09/15/23	14,800,000
	7,500,000	7.125		06/15/24	6,581,250
	T-Mobile USA, Inc.(d)
	2,000,000	6.250		04/01/21	2,057,500
	5,000,000	6.633		04/28/21	5,168,750
	8,200,000	6.625		04/01/23	8,384,500
	2,000,000	6.375		03/01/25	2,002,500
	VimpelCom Holdings BV(e)
	1,000,000	7.504		03/01/22	1,050,000
	Wind Acquisition Finance SA(c)(d)
	2,425,000	4.750		07/15/20	2,467,438

					120,328,701

	Wirelines Telecommunications – 1.6%
	AT&T, Inc.(d)
	5,950,000	4.750		05/15/46	5,482,726
	Frontier Communications Corp.
	7,776,000	8.500		04/15/20	8,028,720
	5,550,000	8.875	(c)(d)	09/15/20	5,765,063
	5,000,000	6.875	(d)	01/15/25	4,312,500
	Level 3 Financing, Inc.(c)
	7,200,000	5.375		01/15/24	7,272,000
	Telecom Italia SpA(c)
	1,800,000	5.303		05/30/24	1,809,000
	Verizon Communications, Inc.
	2,500,000	4.862		08/21/46	2,385,525
	2,500,000	4.672		03/15/55	2,196,881

					37,252,415

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,062,689,368)				$1,035,160,800

	Mortgage-Backed Obligations – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Adjustable Rate Non-Agency(b) – 0.0%
	Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	$168,377	0.494%		08/25/35	$142,976
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	174,131	0.544		09/25/35	146,366

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
$11,337	2.626%	11/20/34	$10,712
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
142,680	0.454	01/25/36	127,708
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1
374,054	0.387	07/25/47	286,324
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
138,808	2.450	06/25/34	141,285
Wells Fargo Mortgage Backed Securities Trust Series 2005- AR16, Class 1A1
70,250	2.690	08/25/33	70,851

			926,222

Interest Only(g) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
2,668	5.250	07/25/33	81
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(b)
22,254	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)
25,171	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b)
33,918	0.123	08/25/33	208
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b)
6,499	0.320	07/25/33	75

			364

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $810,694)			$926,586

Asset-Backed Securities – 0.0%
Home Equity(b) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$56,581	0.476%	02/15/34	$48,863

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
29,580	8.330	04/01/30	30,172

TOTAL ASSET-BACKED SECURITIES
(Cost $92,376)			$79,035

Senior Term Loans(h) – 7.5%
Aerospace – 0.3%
Transdigm, Inc.
$4,650,540	3.750%	02/28/20	$4,584,642
1,979,950	3.750	06/04/21	1,950,251

			6,534,893

Automotive – Parts – 0.0%
Gates Global LLC
1,109,397	4.250	07/05/21	1,039,438

Building Materials – 0.1%
Atkore International, Inc.
2,200,000	7.750	10/09/21	1,919,500

Chemicals – 0.5%
MacDermid, Inc.
843,625	4.750	06/07/20	814,098
The Chemours Co.
3,132,375	3.750	05/12/22	2,862,991
Univar, Inc.
3,400,000	4.250	07/01/22	3,350,224
US Coatings Acquisition, Inc.
4,693,169	3.750	02/01/20	4,685,331

			11,712,644

Consumer Cyclical Services – Business – 0.3%
First Data Corp.
6,850,000	3.697	03/24/17	6,831,779

Energy – 0.2%
American Energy – Marcellus LLC
1,075,000	8.500	08/04/21	78,830
Magnum Hunter Resources Corp.
3,291,750	9.750	10/22/19	2,828,864
Targa Resources Corp.
725,581	5.750	02/25/22	722,860

			3,630,554

Environmental – 0.2%
EnergySolutions LLC
5,335,036	6.750	05/29/20	5,174,985

Financial Co. – Non Captive – 0.1%
Victory Capital Management, Inc.
2,606,410	7.000	10/31/21	2,450,026

Food & Beverage – 0.3%
Diamond Foods, Inc.
2,727,348	4.250	08/20/18	2,722,248
Performance Food Group, Inc.
2,971,435	6.250	11/14/19	2,966,473
Shearer’s Foods, Inc.
1,420,000	7.750	06/30/22	1,363,200

			7,051,921

Health Care – 0.1%
Community Health Systems, Inc.
644,888	3.750	12/31/19	641,767
1,186,577	4.000	01/27/21	1,182,626

			1,824,393

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(h) – (continued)
Health Care – Pharmaceuticals – 0.3%
Endo Luxembourg Finance Co. I S.A.R.L.
$1,450,000	3.750%	09/26/22	$1,423,494
Valeant Pharmaceuticals International, Inc.
6,640,581	4.000	04/01/22	6,164,119

			7,587,613

Health Care – Services – 1.2%
Envision Healthcare Corp.
7,724,530	4.000	05/25/18	7,692,318
MPH Acquisition Holdings LLC
4,461,110	3.750	03/31/21	4,397,004
Ortho-Clinical Diagnostics, Inc.
4,563,447	4.750	06/30/21	4,491,208
Sedgwick Claims Management Services, Inc.
11,085,000	6.750	02/28/22	10,329,890
U.S. Renal Care, Inc.
191,000	10.250	01/03/20	191,000

			27,101,420

Lodging – 0.1%
Hilton Worldwide Finance LLC
2,396,875	3.500	10/26/20	2,400,614

Media – Broadcasting & Radio – 0.4%
Getty Images, Inc.
12,534,983	4.750	10/18/19	8,370,235

Media – Non Cable – 0.3%
Checkout Holding Corp.
6,952,930	4.500	04/09/21	6,011,365

Metals & Mining – 0.1%
Hi Crush Partners LP
1,343,182	4.750	04/28/21	1,114,841

Packaging – 0.3%
Berry Plastics Holding Group, Inc.
1,821,329	3.750	01/06/21	1,819,052
BWAY Holding Co., Inc.
5,635,732	5.500	08/14/20	5,647,455

			7,466,507

Restaurants – 0.1%
1011778 B.C. Unlimited Liability Co.
3,368,948	3.750	12/12/21	3,374,574

Retailers – 0.9%
Burlington Coat Factory Warehouse Corp.
2,629,604	4.250	08/13/21	2,630,025
Neiman Marcus Group Ltd., Inc.
9,445,696	4.250	10/25/20	9,220,416
PetSmart, Inc.
1,641,750	4.250	03/11/22	1,640,863
The Men’s Wearhouse, Inc.
5,550,000	5.000	06/18/21	5,554,607
True Religion Apparel, Inc.
4,197,750	5.875	07/30/19	2,481,920

			21,527,831

Senior Term Loans(h) – (continued)
Retailers – Food & Drug – 0.1%
Rite Aid Corp.
$1,750,000	4.875%	06/21/21	$1,752,730

Services Cyclical – Business Services – 0.3%
ADS Waste Holdings, Inc.
2,859,203	3.750	10/09/19	2,821,690
Sabre, Inc.
3,312,967	4.000	02/19/19	3,310,018

			6,131,708

Technology – Software/Services – 1.0%
Aspect Software, Inc.
1,953,892	7.500	05/07/16	1,885,506
Avago Technologies Cayman Ltd.
5,164,011	3.750	05/06/21	5,162,565
BMC Software Finance, Inc.
7,058,250	5.000	09/10/20	6,345,790
MA FinanceCo., LLC
5,343,750	4.500	11/20/19	5,327,078
Renaissance Learning, Inc.
150,000	8.000	04/11/22	144,000
SS&C Technologies, Inc.
2,575,224	4.000	07/08/22	2,581,662
TTM Technologies, Inc.
2,718,188	6.000	05/31/21	2,541,505

			23,988,106

Wireless Telecommunications – 0.1%
Neptune Finco Corp.
2,675,000	5.000	10/09/22	2,682,650

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.
4,850,000	4.000	08/01/19	4,861,106

TOTAL SENIOR TERM LOANS
(Cost $181,552,692)			$172,541,433

Shares	Distribution Rate	Value
Investment Companies(i) – 2.9%
Goldman Sachs Financial Square Government Fund – FST Shares
64,950,238	0.040%	$64,950,238
Goldman Sachs High Yield Fund – Institutional Shares
448,410	0.002	2,878,792

TOTAL INVESTMENT COMPANIES
(Cost $68,219,044)		$67,829,030

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.3%
Commercial Paper – 2.3%
Autozone, Inc.
$5,000,000	0.406%	11/13/15	$4,999,333

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
CBS Corp.
$7,000,000	0.406%	11/02/15	$6,999,922
Diageo Capital PLC
5,000,000	0.416	11/12/15	4,999,374
Dominion Resources, Inc.
6,500,000	0.518	01/05/16	6,494,015
Kellogg Co.
5,000,000	0.385	11/16/15	4,999,208
Marriott International
5,000,000	0.456	11/02/15	4,999,938
Omnicom Cap, Inc.
6,000,000	0.477	11/09/15	5,999,373
PPG Industries
5,000,000	0.406	11/03/15	4,999,889
St. Jude Medical, Inc.
7,700,000	0.568	01/04/16	7,692,454

TOTAL SHORT-TERM INVESTMENTS
(Cost $52,183,506)			$52,183,506

TOTAL INVESTMENTS BEFORE REVERSE REPURCHASE AGREEMENTS
(Cost $2,312,939,222)			$2,284,110,807

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.9)%
Barclays Reverse Repurchase Agreement
$(11,613,250)	0.250%	10/28/16	$(11,613,250)
(2,133,188)	4.000	08/30/16	(2,133,188)
(1,780,000)	4.000	10/22/16	(1,780,000)
First Boston Reverse Repurchase Agreement
(751,040)	1.000	10/04/16	(751,040)
(1,011,700)	0.500	09/28/16	(1,011,700)
(2,527,500)	0.500	08/11/16	(2,527,500)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $19,816,678)			$(19,816,678)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 2.0%			45,850,626

NET ASSETS – 100.0%			$2,310,144,755

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $361,644,676, which represents approximately 15.7% of net assets as of October 31, 2015.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of October 31, 2015, the value of securities pledged amounted to $19,500,000.
(f)	Pay-in-kind securities.
(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on October 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Represents Affiliated Funds.

Currency Abbreviations:
CHF	—Swiss Franc
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
GMAC	—General Motors Acceptance Corporation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Goldman Sachs Asset Management International	CHF	2,447,745	USD	2,474,460	$2,477,235	11/12/15	$2,775
	USD	4,987,362	CHF	4,865,770	4,924,392	11/12/15	62,970
	USD	8,616,765	GBP	5,571,208	8,587,265	11/25/15	29,500
TOTAL							$95,245

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Goldman Sachs Asset Management International	USD	19,459,526	GBP	12,836,006	$19,784,969	11/25/15	$(325,443)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(136)	December 2015	$(21,726,000)	$(204,651)
2 Year U.S. Treasury Notes	(14)	December 2015	(3,061,187)	6,845
5 Year U.S. Treasury Notes	759	December 2015	90,908,039	(576,818)
10 Year U.S. Treasury Notes	39	December 2015	4,979,813	(50,378)
20 Year U.S. Treasury Bonds	(498)	December 2015	(77,905,875)	(150,538)
TOTAL				$(975,540)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 90.1%
Aerospace & Defense – 1.3%
499,700	United Technologies Corp.	$49,175,477

Beverages – 3.1%
1,134,480	PepsiCo., Inc.	115,932,511

Capital Markets – 1.1%
521,400	T. Rowe Price Group, Inc.	39,428,268

Chemicals – 9.4%
999,200	Ecolab, Inc.	120,253,720
339,700	Monsanto Co.	31,666,834
412,000	The Sherwin-Williams Co.	109,933,960
1,044,208	The Valspar Corp.	84,528,638

		346,383,152

Commercial Banks – 1.0%
750,118	Bank of the Ozarks, Inc.	37,520,902

Communications Equipment – 2.4%
1,071,800	Harris Corp.	84,811,534
63,100	QUALCOMM, Inc.	3,749,402

		88,560,936

Diversified Financial Services – 2.4%
502,320	FactSet Research Systems, Inc.	87,966,278

Food & Staples Retailing – 2.7%
1,024,500	CVS Health Corp.	101,200,110

Food Products – 5.2%
1,576,500	Hormel Foods Corp.	106,492,575
489,200	McCormick & Co., Inc.	41,083,016
561,575	Nestle SA ADR	42,803,247

		190,378,838

Health Care Providers & Services – 3.0%
1,348,600	Cardinal Health, Inc.	110,854,920

Household Products – 2.8%
1,219,600	Church & Dwight Co., Inc.	104,995,364

Industrial Conglomerates – 3.4%
666,900	Roper Technologies, Inc.	124,276,815

Insurance – 1.2%
399,759	ACE Ltd.	45,388,637

IT Services – 2.8%
980,000	Automatic Data Processing, Inc.	85,250,200
253,069	Jack Henry & Associates, Inc.	19,572,356

		104,822,556

Leisure Equipment & Products – 2.3%
764,600	Polaris Industries, Inc.	85,895,164

Machinery – 2.7%
605,000	Illinois Tool Works, Inc.	55,623,700
429,200	Parker Hannifin Corp.	44,937,240

		100,560,940

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 18.1%
732,082	Columbia Pipeline Partners LP	$9,912,390
1,759,629	Enable Midstream Partners LP	21,168,337
2,064,600	Energy Transfer Equity LP	44,492,130
1,655,300	Enterprise Products Partners LP	45,735,939
989,700	EOG Resources, Inc.	84,965,745
654,816	EQT Midstream Partners LP	48,482,577
1,185,940	Genesis Energy LP	47,805,241
697,200	Magellan Midstream Partners LP	44,488,332
835,500	MarkWest Energy Partners LP	36,494,640
1,474,953	NGL Energy Partners LP	27,316,130
1,418,300	Plains All American Pipeline LP	44,988,476
1,500,000	Suncor Energy, Inc.	44,595,000
1,517,200	Sunoco Logistics Partners LP	44,059,488
514,593	Tallgrass Energy GP LP	12,319,356
365,000	Tallgrass Energy Partners LP	15,811,800
777,550	Tesoro Logistics LP	43,597,229
569,270	Western Gas Partners LP	29,101,082
742,404	Williams Partners LP	25,093,255

		670,427,147

Pharmaceuticals – 8.8%
2,284,100	Novo Nordisk A/S ADR	121,468,438
638,200	Perrigo Co. PLC	100,669,668
3,086,658	Roche Holding AG ADR	104,668,573

		326,806,679

Road & Rail – 2.3%
1,403,500	Canadian National Railway Co.	85,739,815

Specialty Retail – 7.2%
1,769,600	Lowe’s Cos., Inc.	130,649,568
1,628,781	The TJX Cos., Inc.	119,210,481
189,600	Tiffany & Co.	15,630,624

		265,490,673

Textiles, Apparel & Luxury Goods – 6.9%
1,144,000	NIKE, Inc. Class B	149,898,320
1,566,380	VF Corp.	105,761,978

		255,660,298

TOTAL COMMON STOCKS
(Cost $2,619,922,301)		$3,337,465,480

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(a) – 8.2%
Repurchase Agreements – 8.2%
Joint Repurchase Agreement Account II
$306,300,000	0.092%	11/02/15	$306,300,000
(Cost $306,300,000)

TOTAL INVESTMENTS — 98.3%
(Cost $2,926,222,301)			$3,643,765,480

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%			61,286,112

NET ASSETS — 100.0%			$3,705,051,592

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 37.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$306,300,000	$306,301,569	$313,099,914

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
BNP Paribas Securities Co.	0.090%	$130,967,234
Citigroup Global Markets, Inc.	0.100	67,390,680
Merrill Lynch & Co., Inc.	0.090	107,942,086
TOTAL		$306,300,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,244,720,178 and $2,926,222,301)	$2,216,281,777	$3,643,765,480
Investments of affiliated issuers, at value (cost $68,219,044 and $0, respectively)	67,829,030	—
Cash	30,501,128	60,815,301
Foreign currencies, at value (cost $4,211 and $0, respectively)	4,134	—
Unrealized gain on forward foreign currency exchange contracts	95,245	—
Receivables:
Investments sold	49,815,168	—
Dividends and interest	20,951,866	7,458,717
Fund shares sold	8,443,222	3,960,290
Investments sold on an extended-settlement basis	4,249,340	—
Collateral on certain derivative contracts(a)	2,100,086	—
Foreign tax reclaims	131,756	1,752,889
Reimbursement from investment adviser	53,904	41,470
Collateral on Reverse Repurchase agreements	208,000	—
Other assets	12,018	23,457
Total assets	2,400,676,674	3,717,817,604

Liabilities:
Reverse Repurchase Agreement, at value which equals cost	19,816,678	—
Unrealized loss on forward foreign currency exchange contracts	325,443	—
Variation margin on certain derivative contracts	417,405	—
Payables:
Investments purchased	48,686,353	—
Investments purchased on an extended-settlement basis	13,742,048	—
Fund shares redeemed	5,272,242	9,140,668
Distribution and Service fees and Transfer Agency fees	1,000,232	1,244,826
Management fees	969,817	2,130,663
Interest Payable on Borrowings	86,531	—
Collateral on certain derivative contracts	35,000	—
Accrued expenses	180,170	249,855
Total liabilities	90,531,919	12,766,012

Net Assets:
Paid-in capital	2,360,523,216	3,025,607,194
Distributions in excess of net investment income	(2,399,866)	(18,013,483)
Accumulated net realized loss	(17,943,163)	(20,085,299)
Net unrealized gain (loss)	(30,035,432)	717,543,180
NET ASSETS	$2,310,144,755	$3,705,051,592
Net Assets:
Class A	$708,456,986	$1,054,092,922
Class C	704,565,845	732,997,610
Institutional	766,536,910	1,476,799,032
Class IR	130,575,179	437,422,307
Class R	—	3,739,721
Class R6	9,835	—
Total Net Assets	$2,310,144,755	$3,705,051,592
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	32,537,344	50,970,246
Class C	32,843,342	35,179,931
Institutional	34,533,682	69,938,609
Class IR	5,896,780	20,729,523
Class R	—	180,991
Class R6	443	—
Net asset value, offering and redemption price per share:(b)
Class A	$21.77	$20.68
Class C	21.45	20.84
Institutional	22.20	21.12
Class IR	22.14	21.10
Class R	—	20.66
Class R6	22.20	—

(a)	Represents initial margin on future transactions.
(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $23.04 and $21.88, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $581,442 and $1,348,964)	$32,788,253	$56,138,816
Dividends — affiliated issuers	174,608	—
Interest	67,686,526	142,512
Total investment income	100,649,387	56,281,328

Expenses:
Management fees	13,203,677	27,116,906
Distribution and Service fees(a)	8,011,861	10,164,710
Transfer Agency fees(a)	3,010,815	5,123,525
Printing and mailing costs	259,323	427,514
Custody, accounting and administrative services	250,020	278,199
Registration fees	157,657	163,307
Professional fees	104,253	144,234
Trustee fees	30,137	34,565
Other	43,824	46,045
Total expenses	25,071,567	43,499,005
Less — expense reductions	(2,704,525)	(533,493)
Net expenses	22,367,042	42,965,512
NET INVESTMENT INCOME	78,282,345	13,315,816

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	56,950	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	(10,155,068)	(19,883,702)
Futures contracts	(16,971,197)	—
Forward foreign currency exchange contracts	9,658,210	—
Foreign currency transactions	34,889	(18,957)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(82,318,050)	(71,345,396)
Investments — affiliated issuers	(287,214)	—
Futures contracts	4,754,228	—
Forward foreign currency exchange contracts	(1,476,700)	—
Foreign currency translation	48,524	—
Net realized and unrealized loss	(96,655,428)	(91,248,055)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,373,083)	$(77,932,239)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Class IR	Class R	Class R6(c)
Income Builder	$1,733,363	$1,524	$6,276,974	$—	$1,317,356	$289	$1,192,625	$283,263	$217,281	$—	$1
Rising Dividend Growth	2,822,092	—	7,312,481	30,137	2,144,790	—	1,389,371	661,732	916,180	11,452	—

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$78,282,345	$52,314,951
Net realized gain (loss)	(17,376,216)	1,785,493
Net change in unrealized gain (loss)	(79,279,212)	22,003,037
Net increase (decrease) in net assets resulting from operations	(18,373,083)	76,103,481

Distributions to shareholders:
From net investment income
Class A Shares	(25,272,901)	(21,980,781)
Class B Shares(a)	—	(143,101)
Class C Shares	(19,196,423)	(13,094,143)
Institutional Shares	(27,929,995)	(20,848,000)
Class IR Shares	(4,386,513)	(3,010,126)
Class R6 Shares(b)	(100)	—
From net realized gains
Class A Shares	—	(3,114,648)
Class B Shares(a)	—	(45,932)
Class C Shares	—	(1,878,189)
Institutional Shares	—	(2,050,389)
Class IR Shares	—	(375,740)
Return of capital
Class A Shares	(2,841,064)	—
Class C Shares	(2,157,975)	—
Institutional Shares	(3,139,763)	—
Class IR Shares	(493,112)	—
Class R6 Shares	(11)	—
Total distributions to shareholders	(85,417,857)	(66,541,049)

From share transactions:
Proceeds from sales of shares	1,079,141,908	1,543,078,911
Reinvestment of distributions	75,118,014	57,973,282
Cost of shares redeemed	(674,836,151)	(330,419,152)
Net increase in net assets resulting from share transactions	479,423,771	1,270,633,041
TOTAL INCREASE	375,632,831	1,280,195,473

Net assets:
Beginning of year	1,934,511,924	654,316,451
End of year	$2,310,144,755	$1,934,511,924
Undistributed (distributions in excess of) net investment income	$(2,399,866)	$(1,386,414)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$13,315,816	$5,238,391
Net realized gain (loss)	(19,902,659)	14,696,912
Net change in unrealized gain (loss)	(71,345,396)	419,560,218
Net increase (decrease) in net assets resulting from operations	(77,932,239)	439,495,521

Distributions to shareholders:
From net investment income
Class A Shares	(5,209,223)	(3,888,588)
Class C Shares	(809,923)	(275,282)
Institutional Shares	(10,560,502)	(6,566,137)
Class IR Shares	(2,740,540)	(1,694,017)
Class R Shares	(15,469)	(16,548)
Return of capital
Class A Shares	(5,665,776)	(4,263,453)
Class C Shares	(880,908)	(301,820)
Institutional Shares	(11,486,057)	(7,199,124)
Class IR Shares	(2,980,729)	(1,857,322)
Class R Shares	(16,824)	(18,143)
Total distributions to shareholders	(40,365,951)	(26,080,434)

From share transactions:
Proceeds from sales of shares	1,287,414,003	1,513,677,768
Reinvestment of distributions	34,426,282	22,295,911
Cost of shares redeemed	(1,139,920,958)	(732,239,627)
Net increase in net assets resulting from share transactions	181,919,327	803,734,052
TOTAL INCREASE	63,621,137	1,217,149,139

Net assets:
Beginning of year	3,641,430,455	2,424,281,316
End of year	$3,705,051,592	$3,641,430,455
Undistributed (distributions in excess of) net investment income	$(18,013,483)	$(6,795,994)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	$22.83	$0.84		$(0.99)	$(0.15)	$(0.82)	$—	$(0.09)	$(0.91)
2015 - C	22.51	0.66		(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94		(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - IR	23.20	0.91		(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18		(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89		0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70		0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01		0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - IR	22.81	0.96		0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75		2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57		2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83		2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - IR	21.29	0.79		2.27	3.06	(0.94)	(0.60)	—	(1.54)
2012 - A	19.01	0.55		1.95	2.50	(0.52)	—	—	(0.52)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	—	(0.58)
2011 - A	18.21	0.42	(e)	0.83	1.25	(0.45)	—	—	(0.45)
2011 - C	18.01	0.26	(e)	0.84	1.10	(0.32)	—	—	(0.32)
2011 - Institutional	18.50	0.47	(e)	0.87	1.34	(0.53)	—	—	(0.53)
2011 - IR	18.48	0.40	(e)	0.90	1.30	(0.50)	—	—	(0.50)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from a special dividend which amounted to $0.08 per share and 0.40% of average net assets.
(f)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$21.77	(0.70)%	$708,457	0.97%		1.10%		3.73%		57%
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(f)	0.69	(f)	3.15	(f)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(e)	357
18.79	6.13	9,297	1.80		2.13		1.38	(e)	357
19.31	7.33	6,610	0.65		0.98		2.44	(e)	357
19.28	7.09	177	0.80		1.13		2.06	(e)	357

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, Beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	In excess of net Investment income	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	$21.25	$0.06	$(0.42)	$(0.36)	$(0.10)	$(0.11)	$—	$(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	(0.03)	—	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	(0.15)	—	(0.29)
2015 - IR	21.68	0.11	(0.43)	(0.32)	(0.13)	(0.13)	—	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	(0.06)	—	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	(0.09)	—	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	(0.01)	—	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	(0.13)	—	(0.24)
2014 - IR	18.87	0.07	2.95	3.02	(0.10)	(0.11)	—	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	(0.06)	—	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	(0.13)	—	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	(0.04)	—	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	(0.17)	—	(0.23)
2013 - IR	15.46	— (f)	3.61	3.61	(0.04)	(0.16)	—	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	(0.13)	—	(0.15)

THE PERIOD OCTOBER 1, 2012 TO OCTOBER 31,*
2012 - A	15.35	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - C	15.50	(0.02)	(0.18)	(0.20)	—	—	—	—
2012 - Institutional	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - IR	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - R	15.34	(0.02)	(0.17)	(0.19)	—	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	2.66	2.71	(0.16)	(0.02)	—	(0.18)
2012 - C	12.97	(0.07)	2.71	2.64	(0.09)	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.11	2.71	2.82	(0.21)	(0.02)	—	(0.23)
2012 - IR	15.25	(0.01)	0.57	0.56	(0.14)	(0.02)	—	(0.16)
2012 - R	14.96	(0.07)	0.57	0.50	(0.10)	(0.02)	—	(0.12)
2011 - A	12.94	0.02	0.12	0.14	(0.03)	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07)	0.15	0.08	(0.02)	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	0.14	0.21	(0.03)	(0.18)	(0.10)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.
(f)	Amount is less than $0.005 per share.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.68	(1.72)%	$1,054,093	1.13%		1.15%		0.28%		25%
20.84	(2.44)	732,998	1.88		1.90		(0.47)		25
21.12	(1.29)	1,476,799	0.73		0.74		0.67		25
21.10	(1.49)	437,422	0.88		0.89		0.53		25
20.66	(2.00)	3,740	1.38		1.39		0.05		25
21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

15.16	(1.24)	252,945	1.20	(d)	1.32	(d)	(0.69	)(d)	2
15.30	(1.29)	61,464	1.94	(d)	2.06	(d)	(1.39	)(d)	2
15.46	(1.21)	220,145	0.80	(d)	0.93	(d)	(0.31	)(d)	2
15.46	(1.21)	45,472	0.95	(d)	1.07	(d)	(0.40	)(d)	2
15.15	(1.24)	127	1.45	(d)	1.57	(d)	(0.99	)(d)	2

15.35	21.15	230,319	1.31	(e)	1.49	(e)	0.35	(e)	18
15.50	20.38	51,158	2.04	(e)	2.16	(e)	(0.45	)(e)	18
15.65	21.64	195,794	0.93	(e)	1.10	(e)	0.74	(e)	18
15.65	3.70	36,122	0.95	(d)	1.14	(d)	0.50	(d)	18
15.34	3.36	127	1.42	(d)	1.60	(d)	(0.17	)(d)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, IR and R6*	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

*	Class R6 commenced operations on July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Income Builder Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Income Builder Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Income Builder Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA.

The Fund is required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Income Builder

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Australia and Oceania	$8,282,917	$11,418,262	$—
Europe	183,781,850	11,628,057	—
North America	655,991,309	—	—
Preferred Stocks(a)
North America	—	84,288,022	—
Fixed Income
Corporate Obligations	—	1,035,160,800	—
Mortgage-Backed Obligations	—	926,586	—
Asset-Backed Securities	—	79,035	—
Senior Term Loans	—	164,267,202	8,274,231
Investment Companies	67,829,030	—	—
Short-term Investments	—	52,183,506	—
Total	$915,885,106	$1,359,951,470	$8,274,231
Liabilities
Reverse Repurchase Agreements	$—	$(19,816,678)	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$95,245	$—
Futures Contracts	6,845	—	—
Total	$6,845	$95,245	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(325,443)	$—
Futures Contracts	(982,385)	—	—
Total	$(982,385)	$(325,443)	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Rising Divided Growth

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$414,998,563	$—	$—
North America	2,922,466,917	—	—
Short-term Investments	—	306,300,000	—
Total	$3,337,465,480	$306,300,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$6,845	(a)	Variation margin on certain derivative contracts	$(982,385)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	95,245		Payable for unrealized loss on forward foreign currency exchange contracts	(325,443)
Total		$102,090			$(1,307,828)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(16,971,197)	$4,754,228	2,481
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$9,658,210	$(1,476,700)	5
Total		$(7,312,987)	$(3,277,528)	2,486

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.68	0.68

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Income Builder Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2015, GSAM waived $121,662 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Income Builder	$408,380	$199
Rising Dividend Growth	429,458	401

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth are 0.034% and 0.014%, respectively. Prior to February 26, 2015, the Other Expenses limitation for the Income Builder Fund was 0.004%. These Other Expense limitations will remain in place through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$2,392,398	$312,127	$2,704,525
Rising Dividend Growth	—	533,493	533,493

F.  Line of Credit Facility — As of October 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

As of October 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 100% of the Class R6 outstanding shares of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the Income Builder Fund for the fiscal year ended October 31, 2015:

Underlying Fund	Market Value 10/31/14	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 10/31/15	Dividend Income	Capital Gains Distributions
Goldman Sachs Financial Square Government Fund	$—	$865,692,142	$(800,741,904)	$—	$64,950,238	$7,360	$—
Goldman Sachs High Yield Fund	2,941,809	224,197	—	(287,214)	2,878,792	167,248	56,950
Total	$2,941,809	$865,916,339	$(800,741,904)	$(287,214)	$67,829,030	$174,608	$56,950

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Income Builder	$1,576,260,075	$1,152,410,093
Rising Dividend Growth	974,646,483	934,299,328

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended October 31, 2015:

Fund Name	Average amount of borrowings	Weighted average interest rate	Number of days outstanding during the period
Income Builder Fund	$3,265,564	1.16%	36

As of October 31, 2015, the remaining contractual maturity of all reverse repurchase agreements was greater than 90 days. The gross value of reverse repurchase agreements is reported on the Statement of Assets and Liabilities. The amount recognized liabilities related to corporate obligations was $19,816,678.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$76,785,932	$19,335,657
Tax return of capital	$8,631,925	$21,030,294

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$63,762,435	$12,440,572
Net long-term capital gains	2,778,614	—
Total taxable distributions	$66,541,049	$12,440,572
Tax return of capital	$—	$13,639,862

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryforwards:
Perpetual Short-Term	$(7,473,372)	$(18,476,430)
Perpetual Long-Term	(9,680,873)	—
Total capital loss carryforwards	$(17,154,245)	$(18,476,430)
Unrealized gains (losses) — net	(33,224,216)	697,920,830
Total accumulated earnings (losses) net	$(50,378,461)	$679,444,400

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,317,333,744	$2,945,844,651
Gross unrealized gain	82,003,191	813,269,188
Gross unrealized loss	(115,226,128)	(115,348,359)
Net unrealized gains (losses) on securities	$(33,222,937)	$697,920,829
Net unrealized gain (loss) on other investments	(1,279)	1
Net unrealized gains (losses)	$(33,224,216)	$697,920,830

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of underlying fund investments, foreign currency transactions, partnership investments, return of capital distributions and material modification of debt securities.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$(519,798)	$3,029,663	$(2,509,865)
Rising Dividend Growth	4,611,000	586,648	(5,197,648)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS (continued)

exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,779,697	$286,853,445	22,321,558	$511,023,835
Reinvestment of distributions	1,196,026	26,711,679	1,049,575	24,006,917
Shares converted from Class B(a)	19,114	437,131	5,090	116,880
Shares redeemed	(10,401,047)	(232,997,529)	(6,868,378)	(157,956,222)
	3,593,790	81,004,726	16,507,845	377,191,410
Class B Shares(a)
Shares sold	—	—	18,304	415,083
Reinvestment of distributions	—	—	7,708	174,134
Shares converted to Class A	(19,265)	(437,131)	(5,129)	(116,880)
Shares redeemed	(137,506)	(3,119,537)	(82,626)	(1,877,334)
	(156,771)	(3,556,668)	(61,743)	(1,404,997)
Class C Shares
Shares sold	14,329,849	316,761,315	18,054,640	407,525,753
Reinvestment of distributions	821,596	18,057,009	544,640	12,293,458
Shares redeemed	(5,901,233)	(130,023,598)	(2,031,071)	(45,926,258)
	9,250,212	204,794,726	16,568,209	373,892,953
Institutional Shares
Shares sold	17,357,197	396,735,861	23,847,176	553,847,021
Reinvestment of distributions	1,119,976	25,472,088	776,496	18,113,808
Shares redeemed	(11,673,589)	(266,746,352)	(4,786,339)	(111,165,806)
	6,803,584	155,461,597	19,837,333	460,795,023
Class IR Shares
Shares sold	3,455,961	78,781,282	3,023,401	70,267,219
Reinvestment of distributions	215,202	4,877,127	145,615	3,384,965
Shares redeemed	(1,849,114)	(41,949,130)	(579,798)	(13,493,532)
	1,822,049	41,709,279	2,589,218	60,158,652
Class R6 Shares(b)
Shares sold	439	10,005	—	—
Reinvestment of distributions	5	111	—	—
Shares redeemed	(1)	(5)	—	—
	443	10,111	—	—
NET INCREASE	21,313,307	$479,423,771	55,440,862	$1,270,633,041

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,646,468	$313,769,741	19,391,655	$383,988,828
Reinvestment of distributions	495,768	10,353,908	392,156	7,820,331
Shares redeemed	(14,204,704)	(300,876,001)	(16,133,754)	(324,235,612)
	937,532	23,247,648	3,650,057	67,573,547
Class C Shares
Shares sold	10,746,927	231,900,878	11,903,706	237,907,874
Reinvestment of distributions	66,814	1,412,211	24,435	488,979
Shares redeemed	(5,193,304)	(110,896,308)	(2,990,460)	(59,935,985)
	5,620,437	122,416,781	8,937,681	178,460,868
Institutional Shares
Shares sold	25,578,313	558,466,208	34,193,795	699,168,791
Reinvestment of distributions	794,147	16,933,049	510,633	10,435,647
Shares redeemed	(26,001,134)	(558,260,002)	(13,804,237)	(277,998,804)
	371,326	17,139,255	20,900,191	431,605,634
Class IR Shares
Shares sold	8,230,890	179,690,099	9,327,335	188,940,903
Reinvestment of distributions	268,260	5,718,881	173,500	3,544,257
Shares redeemed	(7,548,178)	(162,697,754)	(3,420,847)	(68,745,976)
	950,972	22,711,226	6,079,988	123,739,184
Class R Shares
Shares sold	167,414	3,587,077	184,966	3,671,372
Reinvestment of distributions	398	8,233	335	6,697
Shares redeemed	(329,627)	(7,190,893)	(66,798)	(1,323,250)
	(161,815)	(3,595,583)	118,503	2,354,819
NET INCREASE	7,718,452	$181,919,327	39,686,420	$803,734,052

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dividend Focus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, agent banks, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 out of 365 days. The Class R6 Example is based on the period from July 31, 2015 through October 31, 2015, which represents a period of 92 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund Share Class
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months Ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months Ended 10/31/15*
Class A
Actual	$1,000.00	$971.80		$4.87	$1,000.00	$955.10		$5.57
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,019.51	+	5.75
Class C
Actual	1,000.00	968.20		8.58	1,000.00	951.70		9.25
Hypothetical 5% return	1,000.00	1,016.48	+	8.79	1,000.00	1,015.73		9.55
Institutional
Actual	1,000.00	973.90		2.89	1,000.00	957.20		3.60
Hypothetical 5% return	1,000.00	1,022.28	+	2.96	1,000.00	1,021.53		3.72
Class IR
Actual	1,000.00	973.10		3.63	1,000.00	956.30		4.34
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,020.77		4.48
Class R
Actual	N/A	N/A		N/A	1,000.00	953.50		6.79
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.25		7.02
Class R6(a)
Actual	1,000.00	983.70		1.45	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,011.14	+	1.47	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6 (a)
Income Builder	0.98	1.73	0.58	0.73	N/A	0.58
Rising Dividend Growth	1.13	1.88	0.73	0.88	1.38	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Income Builder Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees with respect to the Income Builder Fund and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Income Builder Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three-, five-, and ten-year periods and third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012. They also noted changes to the Income Builder Fund’s investment strategy in February 2014 that revised the Fund’s baseline allocation to equity and fixed income securities. The Trustees recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by the Fund’s current Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of Goldman Sachs Trust in February 2012. They observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. They noted that the Fund’s peer group and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees with respect to the Income Builder Fund and to limit certain expenses of the Funds that exceed specified levels. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.65%	0.75%
Next $1 billion	0.59	0.68
Next $3 billion	0.56	0.64
Next $3 billion	0.55	0.63
Over $8 billion	0.54	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees recalled that breakpoints had been introduced to the sub-advisory fee schedule for the Rising Dividend Growth Fund in July 2014, and that those breakpoints were symmetrical to the breakpoints in the Fund’s advisory fee schedule. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees with respect to the Income Builder Fund and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2016.

Sub-Advisory Agreement for the Rising Dividend Growth Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Rising Dividend Growth Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in dividend growth investing and track record in managing the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Fund’s predecessor (the “Predecessor Fund”), which was advised by the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They noted the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance both before and after the reorganization. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement, and noted that the Predecessor Fund was also managed by the Sub-Adviser. They observed that the performance record of the Fund and the Predecessor Fund had only two years of negative returns since its inception. They also observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. The Trustees noted that the Fund’s benchmark index was broad-based, whereas the Fund focused on dividend-paying stocks.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the fee schedule for the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $1 Billion	0.200%
Next $1 Billion	0.181
Next $3 Billion	0.171
Next $3 Billion	0.168
Over $8 Billion	0.165

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the extent of these services. They also observed that the fees received by the Investment Adviser and Sub-Adviser were subject to breakpoints at the same asset levels, and therefore the Sub-Adviser’s fee remains a constant percentage of the Investment Adviser’s fee at all asset levels.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Rising Dividend Growth Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2016.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and he was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2015, 25.04% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2015, 29.97% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 22804-TEMPL-12/2015 DIVFOAR-15 / 117k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016